POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST (THE "TRUST")

SUPPLEMENT DATED JUNE 22, 2011 TO THE
PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION DATED FEBRUARY 28, 2011 OF:

PowerShares Active AlphaQ Fund
PowerShares Active Alpha Multi-Cap Fund
PowerShares Active Low Duration Fund
PowerShares Active Mega Cap Fund
PowerShares Active U.S. Real Estate Fund

The Board of Trustees of the Trust approved the liquidation of PowerShares Active AlphaQ Fund and PowerShares Active Alpha Multi-Cap Fund (each, a "Fund" and, collectively, the "Funds"), which is expected to occur on or about September 30, 2011.

After the close of business on September 15, 2011, the Funds will no longer accept creation orders. The last day of trading in the Funds on NYSE Arca, Inc. ("NYSE Arca") will be September 30, 2011. In mid September 2011, the Funds will begin the process of liquidating their portfolio securities. Shareholders should be aware that, thereafter, neither Fund will be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings on NYSE Arca until market close on September 30, 2011, and may incur typical transaction fees from their broker-dealer. Shareholders who do not sell their shares on or before September 30, 2011 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about October 6, 2011. Shareholders will generally recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call 800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-PS-PRO-STK-10 6/22/11